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                                                                    Exhibit 23.1

                                [LETTERHEAD OF]

                                ARTHUR ANDERSEN


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of reference in this registration statement of our reports dated February 18, 2000, incorporated by reference in Home Products International, Inc.'s Form 10-K for the year ended December 25, 1999, and to all references to our Firm included in this registration statement.






/s/ Arthur Andersen LLP
Arthur Andersen LLP


Chicago, Illinois
September 26, 2000